SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2004



                          MEDSOURCE TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                       000-49702             52-2094496
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(State or Other Jurisdiction of     (Commission File No.)     (IRS Employer
        Incorporation)                                      Identification No.)

110 Cheshire Lane, Suite 100, Minneapolis, MN                  55305
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  (Address of Principal Executive Offices)                   (Zip Code)



        Registrant's telephone number, including area code (952) 807-1234

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Item 7.  Financial Statements, Pro Forma Financial Information.


         (a)      Financial Statements of Business Acquired.

                  Not applicable

         (b)      Pro Forma Financial Information.

                  Not applicable

         (c)      Exhibits.

                  99.1 MedSource Technologies, Inc. Press Release dated January 30, 2004

Item 12. Results of Operation and Financial Condition.


         The information in this Current Report Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

         On January 30, 2004, MedSource Technologies, Inc. issued a press release announcing its results of operations for its fiscal second quarter ended December 28, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 30, 2004

                                  MEDSOURCE TECHNOLOGIES, INC.


                                  By: /s/ William J. Kullback
                                      ------------------------------------------
                                           William J. Kullback
                                           Senior Vice President - Finance and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

            99.1           MedSource Technologies, Inc. Press Release dated
                           January 30, 2004